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                     FIRST COMMERCIAL DEVELOPMENT COMPANY


                                 COMMERCE PARK

                              CORPORATE CENTER 81

                          CAMP HILL CORPORATE CENTER



                              FIRST AMENDMENT TO
                            CONTRIBUTION AGREEMENT


                                     AMONG


                  THE MEMBERS OF FIRST COMMERCIAL DEVELOPMENT
                COMPANY LISTED ON SCHEDULE 1 TO THIS AGREEMENT

                                      AND

                    BRANDYWINE OPERATING PARTNERSHIP, L.P.







                            Dated as of May 8, 1998







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                   FIRST AMENDMENT TO CONTRIBUTION AGREEMENT

     THIS FIRST AMENDMENT TO CONTRIBUTION AGREEMENT ("Amendment") is made and entered into as of the 8th day of May, 1998 by and among THE MEMBERS OF FIRST COMMERCIAL DEVELOPMENT COMPANY LISTED ON SCHEDULE "1" HERETO (together, the "Members") having the addresses set forth on Schedule "1" hereto and BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership or its nominee, having an address at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania 19073 (the "Partnership").

                                   RECITALS

         A. First Commercial Development Company ("First Commercial") is a Pennsylvania limited partnership whose general partner and limited partners are listed on Schedule "1" attached hereto (the general partner and the limited partners are collectively the "Members").

         B. First Commercial is the owner of a certain tract of land, together with the buildings and improvements thereon, including four (4) office buildings containing approximately 71,728 net rentable square feet in Commerce Park, commonly known as 2401, 2404, 2405 and 2407 Park Drive, Harrisburg, Susquehanna Township, Pennsylvania.

         C. First Commercial is the owner of a certain tract of land, together with the buildings and improvements thereon, including four (4) office buildings containing approximately 61,821 net rentable square feet in Corporate Center 81, commonly known as 600 and 800 Corporate Circle and 200 and 500 Nationwide Drive, Harrisburg, Susquehanna Township, Pennsylvania.

         D. First Commercial is the owner of a certain tract of land, together with the buildings and improvements thereon, including three (3) office buildings containing approximately 277,092 net rentable square feet in Camp Hill Corporate Center, commonly known as 150, 200 and 300 Corporate Center Drive, East Pennsboro Township, Pennsylvania.

         E. The Members and the Partnership entered into a Contribution Agreement ("Agreement"), dated as of April 7, 1998 under which the Members agreed to contribute, and the Partnership agreed to acquire or accept, certain of the Members' right, title and interest as partners in and to First Commercial (the "First Commercial Partnership Interests"), subject to and on the terms and conditions contained therein.

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         F. The Members and the Partnership desire to amend the Agreement as hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual promises and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Definitions Of Certain Terms. For all purposes of this Amendment, the defined terms shall have the meanings set forth in the Agreement. The term "Survival Agreements" shall mean the Survival Agreement, dated April 4, 1985, among the Susquehanna Township Industrial Development Authority, (the "Authority"), First Commercial and First Federal Savings and Loan Association of Philadelphia ("Federal") and the Survival Agreement, dated September 24, 1984 between the Authority, First Commercial and First Federal.

         2. Amendment of Agreement. The Agreement is hereby amended as follows:

            (a) Unit Pricing. For the purpose of Paragraph 3(d), the parties have agreed that the Computed Market Price shall mean $23.75 notwithstanding the formula for calculating the Computed Market Price set forth in Paragraph 3(d).

            (b) Restrictions of Units from Sale. Paragraph 3(g) is amended in its entirety to read as follows:

                (g) The Units to be issued to the Members will be restricted from sale for one year as provided in the Partnership Agreement of the Partnership.

            (c) Guaranty of First Commercial Indebtedness - Paragraphs 3(e)(i)
                and 3(e)(ii). Paragraphs 3(e)(i) and 3(e)(ii) are hereby amended in their entirety to read as follows:

                (e)(i) It is the intent of the parties to this Agreement that the transaction qualify as a tax-deferred contribution by the Members to the Partnership of the First Commercial Partnership Interests under Section 721 of the Code with respect to the receipt of Units by the Members.

                (e)(ii) At the request of the Members, the Partnership shall provide the Members with an allocation of additional debt (through guarantees in the form attached hereto as Exhibit "H" or otherwise) of both the Partnership and First Commercial to provide the Members with sufficient tax basis to defer at Closing income tax recognition in connection with the Section 721 contribution to the Partnership and the retention of continuing interests in First Commercial.

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            (d) The Tax Indemnification Agreement attached as Exhibit "L" to the
                Agreement, is replaced in its entirety by the Tax
                Indemnification Agreement attached hereto as Exhibit " L " and shall be known as Exhibit "L " to this Agreement.

            (e) Paragraph 6(b) is amended to add the following new subsection
                (vii) as follows:

                (vii) Amendments to the guarantees issued at closing pursuant to
                    Paragraph 2(e)(ii) under which the total amount of the guarantee shall increase to amounts aggregating in not excess of $1,275,000.00.

            (f) Indemnification - Paragraph 36(a). Paragraph 36(a) of the
                Agreement is amended as follows:

                (i) Subparagraph (G) shall become Subparagraph (H); and

                (ii) A new Subparagraph (G) shall be inserted as follows:

                            "(G) the Survival Agreements;"

            (g) Survival of Indemnification - Paragraph 36(e). Paragraph 36(e)
                of the Agreement is amended as follows:

                (i) Paragraph 36(e)(iii ) is amended by inserting the words "and
                    36(a)(G) after the words "Paragraph 36(a)(E)."

                (ii) Paragraph 36(e)(xi) is amended by changing the reference
                    "Paragraph 36(a)(G)" to "Paragraph 36(a)(H)."

        (3) Effect of Amendment. Except as set forth herein, the Agreement shall continue unamended and in full force and effect.

                                       -3-

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           IN WITNESS WHEREOF, intending to be legally bound hereby, the parties have duly executed this Amendment as of the day and year first above stated.

                                     THE MEMBERS LISTED ON
                                     SCHEDULE "1" TO THIS
                                     AGREEMENT


                                     /s/ John S. Trogner, Sr.
                                     -------------------------------
                                     John S. Trogner, Sr.

                                     /s/ John S. Trogner, Jr.
                                     -------------------------------
                                     John S. Trogner, Jr.

                                     /s/ Blair S. Trogner, Sr.
                                     -------------------------------
                                     Blair S. Trogner, Sr.

                                     /s/ Emma B. Trogner
                                     -------------------------------
                                     Emma B. Trogner

                                     /s/ Ronalee B. Trogner
                                     -------------------------------
                                     Ronalee B. Trogner

                                     /s/ Candis C. Trogner
                                     -------------------------------
                                     Candis C. Trogner

                                     The Members listed on Attachment 1 to this Amendment

                                     By: /s/ John S. Trogner, Jr.
                                         ---------------------------
                                              John S. Trogner, Jr.


                                     By: /s/ Blair S. Trogner, Sr.
                                         ---------------------------
                                              Blair S. Trogner, Sr.

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                                        THE PARTNERSHIP:


                                        BRANDYWINE OPERATING
                                        PARTNERSHIP, L.P.

                                        By: /s/ Gerard H. Sweeney
                                            ---------------------------
                                             BRANDYWINE REALTY TRUST,
                                             its sole general partner

                                        By: /s/Gerard H. Sweeney
                                            ---------------------------
                                             Gerard H. Sweeney, President and
                                             Chief Executive Officer


                                       -5-

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                                 Attachment 1


John S. Trogner, III

Christopher D. Trogner

Matthew A. Trogner

Blair S. Trogner, Jr.

Franklin  C. Trogner

Kristen Trogner Barr

Steven A. Trogner


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